UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 6, 2006 (September 5, 2006)

U.S. ENERGY CORP.
(Exact Name of Company as Specified in its Charter)

Wyoming	0-6814	83-0205516
(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer
incorporation or organization)		Identification No.)

Glen L. Larsen Building
877 North 8th West Riverton, WY		82501
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (307) 856-9271

Not Applicable
Former Name, Former Address or Former Fiscal Year,, If Changed From Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

 ☐ Written communications pursuant to Rule 425 under the Securities Act
 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Section 8 Other Event

Item 8.01. Other Event

On September 5, 2006, U.S. Energy Corp. (the “company”) signed an amendment to the May 5, 2006 registration rights agreement with Cornell Capital Partners, LP (”Cornell”), to delete the company’s covenant to register Cornell’s resales of shares underlying the milestone warrants (which warrants may be issued in the future pursuant to the terms of the SEDA between the company and Cornell), and provide for the company’s registration of such resales after the times such warrants are issued.

None of the other documents entered into between the company and Cornell have been amended.

Section 9 - Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits:

10.1 Amendment No. 1 to registration rights agreement.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. ENERGY CORP.

Dated: September 6, 2006	By:	/s/Mark J. Larsen
Mark J. Larsen, President